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                                  Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-64002) of PW Eagle, Inc. of our report dated June 22, 2001 relating to the financial statements of the PWPipe Employees' Savings Plan which appears in this Amendment No. 1 (on Form 10-K/A) to the PW Eagle, Inc. Annual Report on Form 10-K for the year ended December 31, 2000.


                                        /s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 27, 2001